                               BERGER GROWTH FUNDS

                       SUPPLEMENT DATED DECEMBER 12, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus Capital"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus Capital and Berger will cease to exist.

In connection with the anticipated reorganization of Berger, the Berger Funds' Trustees have approved the reorganization of the following Berger Growth Funds into comparable Janus funds as follows, subject to shareholder approval:

Current Fund                                      Proposed Acquiring Fund
------------                                      -----------------------
Berger Balanced Fund                              Janus Balanced Fund
Berger Growth Fund                                Janus Olympus Fund
Berger Large Cap Growth Fund                      Janus Growth and Income Fund
Berger Mid Cap Growth Fund                        Janus Enterprise Fund
Berger Small Company Growth Fund                  Janus Venture Fund
Berger Information Technology Fund                Janus Global Technology Fund
Berger International Fund                         Janus Overseas Fund

It is anticipated that shareholders will be receiving materials about the proposed reorganizations in January and that shareholders meetings will be held in March 2003.

Also in connection with the anticipated reorganization of Berger and effective on December 16, 2002, the Berger Funds' Trustees named Janus Capital interim investment adviser to Berger Balanced Fund, Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, and Berger Small Company Growth Fund pursuant to Interim Advisory Agreements. Shareholders of these Funds will be asked to ratify the Interim Advisory Agreements at the March 2003 shareholders meeting. Bank of Ireland Asset Management will continue to manage the Berger International Fund and Bay Isle Financial LLC will continue to manage the Berger Information Technology Fund until the Funds' respective reorganizations.

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206 also serves as investment adviser to the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital began serving as investment adviser to the Janus Fund in 1970. Janus Capital is currently an indirect subsidiary of Stilwell, a publicly traded holding company with principal operations in financial asset management businesses.

CLAIRE YOUNG will assume responsibility for managing the Berger Growth Fund. Ms. Young is Executive Vice President and Portfolio Manager of the Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992.

DAVID J. CORKINS will assume responsibility for managing the Berger Large Cap Growth Fund. Mr. Corkins is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since August 1997. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst.

JONATHAN D. COLEMAN will assume responsibility for managing the Berger Mid Cap Growth Fund. Mr. Coleman is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002.

KAREN L. REIDY will assume responsibility for managing the Berger Balanced Fund. Ms. Reidy is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst.

WILLIAM H. BALES will assume responsibility for managing the Berger Small Company Growth Fund. Mr. Bales is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997.

Until such time as all of these proposed reorganizations and related matters are approved by shareholders and effected, you may continue to direct inquiries to the Berger Funds at 1-800-551-5849.